                                                                 EXHIBIT 10.10


                               CERESTAR USA, INC.

CERESTAR                                                       CONTRACT NO. 552
A company of ERIDANIA BEGHIN-SAY
141 West Jackson Boulevard, Suite 3900
Chicago, Illinois 60604
(312) 939-5000 Fax: (312) 939-1948

                          CONTRACT OF SALE AND PURCHASE

                                                           DATE   March 25, 1997

     This document, in duplicate, constitutes a mutually agreed upon contract between CERESTAR USA, INC. (herein "Seller"), and ARCHIBALD CANDY (herein "Buyer").

CONTRACT PERIOD

     The term of this Contract shall begin JANUARY 1, 1997 and end DECEMBER 31, 1997.

PRODUCT AND VOLUME

     Seller has agreed to sell and deliver, and Buyer has agreed to purchase and accept:
Product: C*SWEET 01161 (FORMERLY 43/42/20 CORN SYRUP) Volume 1,200,000 LBS.

SHIPMENTS

     1) Shipment will be made to Buyer at CHICAGO, IL (city and state) in approximate equal monthly quantities or throughout the term of the Contract.

PRICE

     Product shall be invoiced as set forth below: (strike whichever is not applicable)

A) F.O.B. point of manufacture plus applicable freight and package differentials __________________________________________________________________
________________________________________________________________________________
_______________________.

B)   Delivered price $8.90 NET WET PER CWT.

Such prices are firm for the term of this Contract. Seller's shipping weights shall govern settlement.

TERMS OF SALE

     Terms of sale shall be those in effect at the time of shipment. In addition to the foregoing price, Buyer agrees to pay the amount of all governmental taxes, excises and any other charges (except taxes on or measured by net income) that Seller may be required to pay with respect to the production, sale or transportation of any product shipped hereunder except where the law otherwise provides.

 Contract executed on                    Agreed to on
 behalf of Seller                        behalf of Buyer:


 By ______________________________       By ______________________________

 Title ___________________________       Title ___________________________

         PLEASE NOTE THE GENERAL TERMS AND CONDITIONS ON REVERSE SIDE OF THE FORM WHICH ARE A PART OF THIS CONTRACT BY MUTUAL AGREEMENT.